Exhibit 21.1

NYSE EURONEXT SUBSIDIARIES AND AFFILIATES

Name	State/Jurisdiction of Incorporation
NYSE Group, Inc.[1]	Delaware
New York Stock Exchange LLC[2]	New York
NYSE Market, Inc.[3]	Delaware
NYSE Regulation, Inc.[3]	New York
Stock Clearing Corporation[3]	New York
Securities Industry Automation Corporation[3]	New York
NYSE TransactTools, Inc.[4]	New York
Archipelago Holdings, Inc.[2]	Delaware
Archipelago Trading Services, Inc.[5]	Florida
Archipelago Direct, L.L.C.[5]	Delaware
NYSE Liffe LLC3a	Delaware
NYSE Liffe Holdings LLC[1]	Delaware
NYSE Arca, L.L.C.[5]	Delaware
Archipelago Market Data Services, L.L.C.[5]	Delaware
Archipelago Securities, L.L.C.[5]	Delaware
NYSE Arca Holdings, Inc.[5]	Delaware
NYSE Arca, Inc.[6]	Delaware
NYSE Arca Equities, Inc.[7]	Delaware
TransactTools, Inc.[2]	Delaware
FINRA/NYSE Trade Reporting Facility LLC[8]	Delaware
Wombat Financial Software, Inc.[9]	Delaware
Harco Technology Ltd.[10]	England
Wombat Financial Software Europe Limited[10]	Northern Ireland
NYSE Alternext US, LLC[2]	Delaware
Amex ETF Services LLC[11]	Delaware
American Stock Exchange Clearing LLC[11]	Delaware
PDR Services LLC[11]	Delaware
Amex Commodities LLC[11]	Delaware
Amex International LLC[11]	Delaware
American Stock Exchange Realty Associates LLC[11]	Delaware

[1]	Wholly owned subsidiary of NYSE Euronext
[2]	Wholly owned subsidiary of NYSE Group, Inc.
[3]	Wholly owned subsidiary of New York Stock Exchange LLC
3a	Wholly owned subsidiary of NYSE Liffe Holdings LLC
[4]	Wholly owned subsidiary of Securities Industry Automation Corporation
[5]	Wholly owned subsidiary of Archipelago Holdings, Inc.
[6]	Wholly owned subsidiary of NYSE Arca Holdings, Inc.
[7]	Wholly owned subsidiary of NYSE Arca, Inc.
[8]	Wholly owned subsidiary of NYSE Market, Inc.
[9]	Wholly owned subsidiary of TransactTools, Inc.
[10]	Wholly owned subsidiary of Wombat Financial Software, Inc.
[11]	Wholly owned subsidiary of NYSE Alternext US, LLC

Name	State/Jurisdiction of Incorporation
Amex Realty Manager, Inc.[12]	Delaware
Amex Realty Borrower, LLC[13]	Delaware
Seamount Execution Services LLC[14]	Delaware
Seamount Trading LLC[11]	Delaware
NYSE Euronext (International) B.V.[1]	Netherlands
NYSE Euronext (Holding) N.V.[15]	Netherlands
Euronext N.V.[16]	Netherlands
Euronext Amsterdam N.V.[17]	Netherlands
Euronext France S.A.S.[17]	France
Euronext Brussels S.A./N.V.[18]	Belgium
Euronext Lisbon – Sociedade Gestora de Mercados Regulamentados, S.A.[17]	Portugal
Euronext IFCS BVBA[17]	Belgium
Euronext Paris S.A.[19]	France
BlueNext S.A.[20]	France
Euronext Holdings UK Ltd.[17]	United Kingdom
Euronext UK Ltd.[21]	United Kingdom
TransactTools Ltd.[21]	United Kingdom
Archipelago Europe, Ltd.[21]	United Kingdom
Euronext Indices B.V.[22]	Netherlands
Euronext Amsterdam International B.V.[22]	Netherlands
Euronext Amsterdam Clearing & Depository N.V.[22]	Netherlands
Euronext Amsterdam Intermediary B.V.[23]	Netherlands
Euronext Real Estate S.A./N.V.[24]	Belgium
Interbolsa – Sociedade Gestora de Sistemas de Liquidaçao e de Sistemas Centralizados de Valores Mobilarios, S.A.[25]	Portugal
S.E.P.B. S.A.[19]	France
La Financière Événement[19]	France
Euronext London Limited[19]	United Kingdom
LIFFE (Holdings) plc[26]	United Kingdom

[12]	Wholly owned subsidiary of American Stock Exchange Realty Associates LLC
[13]	99.99% owned by American Stock Exchange Realty Associates LLC and 0.01% owned by Amex Realty Manager, Inc.
[14]	Wholly owned subsidiary of Seamount Trading LLC
[15]	Wholly owned subsidiary of NYSE Euronext (International) B.V.
[16]	99.35% owned subsidiary of NYSE Euronext (Holding) N.V.; 0.62% owned by Euronext Paris S.A., 0.03% owned by Euronext N.V.
[17]	Wholly owned subsidiary of Euronext N.V.
[18]	80% owned subsidiary of Euronext N.V.; 19% owned subsidiary of Euronext Paris S.A.; 1% owned subsidiary of Euronext Lisbon – Sociedade Gestora de Mercados Regulamentados, S.A.
[19]	Wholly owned subsidiary of Euronext France S.A.S.
[20]	60% owned by Euronext Paris S.A.
[21]	Wholly owned subsidiary of Euronext Holdings UK Ltd.
[22]	Wholly owned subsidiary of Euronext Amsterdam N.V.
[23]	Wholly owned subsidiary of Euronext Amsterdam Clearing & Depository N.V.
[24]	99.84% owned subsidiary of Euronext Brussels S.A./N.V. and 0.16% are owned by Euronext Paris S.A.
[25]	Wholly owned subsidiary of Euronext Lisbon – Sociedade Gestora de Mercados Regulamentados, S.A.
[26]	Wholly owned subsidiary of Euronext UK Ltd.

Name	State/Jurisdiction of Incorporation
The London Commodity Exchange 1986 Limited[27]	United Kingdom
Swapsconnect Ltd[27]	United Kingdom
CScreen Ltd[27]	United Kingdom
LIFFE Ventures Inc.[27]	Delaware
LIFFE Ventures II Inc.[27]	Delaware
Secfinex Limited[28]	United Kingdom
NQLX LLC[29]	Delaware
LIFFE Futures plc[27]	United Kingdom
The London Futures and Options Exchange Limited[27]	United Kingdom
LIFFE Nominees Limited[27]	United Kingdom
LIFFE USA Limited[27]	United Kingdom
LIFFE Development Limited[27]	United Kingdom
LIFFE Services Limited[27]	United Kingdom
The Baltic Futures Exchange[27]	United Kingdom
B.F.E. Debenture Company No. 1 Limited[27]	United Kingdom
LIFFE Options plc[27]	United Kingdom
LIFFE Limited[27]	United Kingdom
LIFFE Trustees Limited[27]	United Kingdom
London Traded Options Market Limited[27]	United Kingdom
LIFFE Administration & Management[27]	United Kingdom
Hugin Group B.V.[19]	Netherlands
Hugin SAS[30]	France
Hugin AS30	Norway
Hugin Norge AS31	Norway
Hugin Online A/S31	Denmark
Hugin ForetaksFakta Online AB31	Sweden
Hugin Investor Relations Services OY31	Finland
Hugin AG31	Switzerland
Hugin IR Services Deutschland GmbH[31]	Germany
Hugin (U.K.) Ltd.[31]	United Kingdom
Hugin IR Services B.V.[31]	Netherlands
Hugin Germany AG31	Germany
Imperium Centre Limited[32]	United Kingdom
SmartPool Holdings Limited[33][a]	United Kingdom
SmartPool Trading Limited[33]	United Kingdom
NYSE Euronext Technology Holding S.A.S.[34]	France
Atos Euronext Market Solutions Inc.[35]	New York
NYSE Euronext Technology IPR Ltd.[35]	United Kingdom
NYSE Euronext Technology Ltd.[35]	United Kingdom
NYSE Euronext Technology S.A.S.[35]	France
NYSE Euronext Technology B.V.[35]	Netherlands
NYSE Euronext Technology S.A./N.V.[35]	Belgium
Prime Source (NYSE Euronext) Limited[27]	United Kingdom

[27]	Wholly owned subsidiary of LIFFE (Holdings) plc
[28]	51% owned by LIFFE (Holdings) plc
[29]	98% owned subsidiary of LIFFE Ventures Inc.; 2% owned subsidiary of LIFFE Ventures II Inc.
[30]	Wholly owned subsidiary of Hugin Group B.V.
[31]	Wholly owned subsidiary of Hugin AS
[32]	Wholly-owned subsidiary of Euronext Holdings UK Ltd
[33]	Wholly owned subsidiary of SmartPool Holding Limited
33a	72.83% owned by Euronext Holdings UK Ltd
[34]

50% owned subsidiary of Euronext France S.A.S., 32.72% owned subsidiary of LIFFE Administration and Management., 15.55% owned subsidiary of Euronext Paris S.A. and 1.73% owned subsidiary of Euronext Amsterdam N.V.

[35]	Wholly owned by NYSE Euronext Technology Holding S.A.S.